Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

_____________________________

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company
Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

_____________________________

RURAL LEC ACQUISITION LLC1

(Exact name of obligor as specified in its charter)

Delaware	52-2126395
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

505 Third Avenue East
Oneonta, Alabama	35121
(Address of principal executive offices)	(Zip code)

_____________________________

Senior Subordinated Notes due 2019

(Title of the indenture securities)

1  See Table 1 — List of additional obligors

Table 1

Exact Name of Registrant As Specified In Its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address, Including ZIP Code, Of Registrant’s Principal Executive Offices
Otelco Telecommunications LLC	Delaware	52-2126385	505 Third Avenue East Oneonta, Alabama 35121
Otelco Telephone LLC	Delaware	52-2126398	505 Third Avenue East Oneonta, Alabama 35121
Hopper Holding Company, Inc.	Alabama	63-1141742	505 Third Avenue East Oneonta, Alabama 35121
Hopper Telecommunications Company, Inc.	Alabama	63-0392708	505 Third Avenue East Oneonta, Alabama 35121
Brindlee Holdings LLC	Delaware	52-2250807	505 Third Avenue East Oneonta, Alabama 35121
Brindlee Mountain Telephone Company	Alabama	63-0349793	505 Third Avenue East Oneonta, Alabama 35121
Page & Kiser Communications, Inc.	Alabama	63-1062947	505 Third Avenue East Oneonta, Alabama 35121
Blountsville Telephone Company, Inc.	Alabama	63-0326561	505 Third Avenue East Oneonta, Alabama 35121

Item 1.    General Information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

                                                Comptroller of the Currency

                                                Treasury Department

                                                Washington, D.C.

                                                Federal Deposit Insurance Corporation

                                                Washington, D.C.

                                                Federal Reserve Bank of San Francisco

                                                San Francisco, California 94120

(b)                                 Whether it is authorized to exercise corporate trust powers.

                                                The trustee is authorized to exercise corporate trust powers.

Item 2.             Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                                                                None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.

Item 16.  List of Exhibits.               List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.                                                A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.                                                A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.                                                See Exhibit 2

Exhibit 4.                                                Copy of By-laws of the trustee as now in effect.***

Exhibit 5.                                                Not applicable.

Exhibit 6.                                                The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.                                                A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.                                                Not applicable.

Exhibit 9.                                                Not applicable.

*      Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**   Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of November 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery T. Rose
Jeffery T. Rose
Corporate Trust Officer

EXHIBIT 6

November 15, 2004

Securities and Exchange Commission

Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ JEFFERY T. ROSE
Jeffery T. Rose
Corporate Trust Officer